Exhibit 99.1
PRESS RELEASE
Veraz Networks, Inc. Announces Delay in Filing Its First Quarter 10-Q
SAN JOSE, Calif., May 16, 2008 — Veraz Networks, Inc. (NASDAQ: VRAZ), a leading global provider of IP softswitch and media gateway solutions, today announced that it will delay the filing of its Form 10-Q for the first quarter ended March 31, 2008. On May 7, 2008, Veraz announced that the U.S. Securities and Exchange Commission (SEC) had notified Veraz that it is conducting a confidential informal inquiry and that Veraz’s Board of Directors had appointed a special committee to oversee an independent investigation into the matters raised by the SEC informal inquiry. We are continuing to investigate the matters raised by the SEC informal inquiry. We are not currently aware of any facts that would cause us to change our results of operations for either the quarter ended March 31, 2008 or any prior period. We currently anticipate filing our Quarterly Report on Form 10-Q within the period permitted by Rule 12b-25(b) of the Securities Exchange Act of 1934.
About Veraz Networks
Veraz Networks, Inc. (NASDAQ: VRAZ), is a leading provider of application, control, and network optimization products that enable the evolution to the Multimedia Generation Network (MGN). Service providers worldwide use the Veraz MGN portfolio to extend their current application suite and rapidly add customized multimedia services to drive revenue and retain customers. The Veraz MGN separates the control, media, and application layers while unifying management of the network, thereby increasing service provider operating efficiency. Wireline and wireless service providers in over 50 countries have deployed products from the Veraz MGN portfolio, which includes the ControlSwitch™, Network-adaptive Border Controller, I-Gate 4000 Media Gateways, the VerazView Management System, and a set of prepackaged applications. Please visit www.veraznetworks.com.
Forward Looking Statements
This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to the capital expenditure levels of our customers, our customers slowing their migration to IP networks, the costs associated with responding to the informal SEC inquiry, and other risks and uncertainties described more fully in our documents filed with or furnished to the SEC. More information about these and other risks that may impact Veraz’s business is set forth in our Registration Statement on Form S-1 filed with the SEC, including the “Risk Factors” section in our final Prospectus dated April 5, 2007 and Veraz’s Annual Report on Form 10-K for the year ended December 31, 2007 as filed with the SEC. These filings are available on a website maintained by the SEC at http://www.sec.gov/. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.
A copy of this press release can be found on the investor relations page of Veraz’s website at www.veraznetworks.com.
Veraz Networks, Veraz, and ControlSwitch are registered trademarks of Veraz Networks, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.

PRESS RELEASE
VRAZ-IR
Investor Relations Contact:
The Blueshirt Group
Cynthia Hiponia
415-217-4966
cynthia@blueshirtgroup.com
Press Contact:
Veraz Networks, Inc.
Dawn Hogh
408-750-9533
dhogh@veraznet.com
PR@vantage
Ilene Adler
415-984-1970 ext 102
iadler@pr-vantage.com
Source: Veraz Networks, Inc.